SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) February 10, 2000


                     FrontierVision Operating Partners, L.P.
                       FrontierVision Capital Corporation

            (Exact names of registrants as specified in its charter)

     Delaware                        333-9535                 84-1316775
     Delaware                        333-9535-01              84-1353734
  (States or other               (Commission File Nos.)     (IRS Employer
   jurisdiction of                                       Identification Nos.)
   incorporation)

        ----------------------------------------------------------------

               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)

        Registrants' telephone number, including area code (814) 274-9830

 Item 4. Changes in Registrant's Certifying Accountant

(a) Effective February 10, 2000, FrontierVision Operating Partners, L.P. (the "Registrant") dismissed KPMG LLP ("KPMG") as the independent certified public accountants for FrontierVision Operating Partners, L.P. and subsidiaries. This decision was made by the general partner of FrontierVision Operating Partners, L.P. along with the related decision discussed in (b) below to engage Deloitte & Touche LLP ("Deloitte & Touche"), effective the same date, as the independent certified public accountants for FrontierVision Operating Partners, L.P. and subsidiaries.

         The audit reports of KPMG on the consolidated financial statements of FrontierVision Operating Partners, L.P. and subsidiaries as of and for the years ended December 31, 1997 and December 31, 1998 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 1997 and December 31, 1998 and the subsequent interim period through September 30, 1999, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

         A letter from KPMG is attached as an exhibit to this Form 8-K.

(b) Effective February 10, 2000, FrontierVision Operating Partners, L.P. engaged Deloitte & Touche as the independent certified public accountants for FrontierVision Operating Partners, L.P. and subsidiaries for the fiscal year ended December 31, 1999. Deloitte & Touche are also the independent certified public accountants for Adelphia Communications Corporation, the parent and sole owner of FrontierVision Operating Partners, L.P. See Form 8-K of the Registrant filed October 15, 1999.

         During the Registrant's two fiscal years ended December 31, 1997 and December 31,1998 and the subsequent interim period preceding Deloitte & Touche's appointment, the Registrant did not consult Deloitte & Touche regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K

Item 7. Financial Statements and Exhibits.

         (c) Exhibits

Exhibit Number                  Description

     16                         Letter from KPMG LLP (filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 10, 2000           FRONTIERVISION OPERATING PARTNERS, L.P.

                                    By: FrontierVision Holdings, L.P., its
                                        general partner,

                                    By: FrontierVision Partners, L.P., its
                                        general partner,

                                    By: Adelphia GP Holdings, LLC, its general
                                        partner

                                    By: ACC Operations, Inc., its sole member

                                    By: /s/Timothy J. Rigas
                                        Timothy J. Rigas
                                        Executive Vice President, Treasurer,
                                        and Chief Financial Officer

Date: Februrary 10, 2000         FRONTIERVISION CAPITAL CORP.

                                    By: /s/Timothy J. Rigas
                                        Timothy J. Rigas
                                        Executive Vice President, Treasurer and
                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                  Description

      16                        Letter from KPMG LLP (filed herewith).